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                                                                    EXHIBIT 99.1

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. Section 1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  February 7, 2003                                 /s/ Eric H. Paulson
                                                        -----------------------
                                                        Eric H. Paulson
                                                        Chairman of the Board,
                                                        President and
                                                        Chief Executive Officer


Date:  February 7, 2003                                 /s/ James Gilbertson
                                                        -----------------------
                                                        James Gilbertson
                                                        Vice President and
                                                        Chief Financial Officer